EXHIBIT 10.1





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                          SECURITIES PURCHASE AGREEMENT

                                      Among

                          SIGNAL APPAREL COMPANY, INC.,

                    BROWN SIMPSON STRATEGIC GROWTH FUND, LTD.

                                       and

                    BROWN SIMPSON STRATEGIC GROWTH FUND, L.P.




                            Dated as of March 3, 1999





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                          SECURITIES PURCHASE AGREEMENT



     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is dated as of March 3, 1999, by and among Signal Apparel Company, Inc., an Indiana corporation (the "Company"), Brown Simpson Strategic Growth Fund, Ltd., a Cayman Islands exempt company ("Brown Simpson Limited"), and Brown Simpson Strategic Growth Fund, L.P., a New York limited partnership ("Brown Simpson LP") (each of Brown Simpson Limited and Brown Simpson LP referred to herein as a "Purchaser" and, collectively, the "Purchasers.")

     WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the "Commission") under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act");

     WHEREAS, the Company and the Purchasers desire to redeem the Preferred Stock (as defined in the Convertible Preferred Agreement) issued to the Purchasers pursuant to that certain Convertible Preferred Stock Purchase Agreement (the "Convertible Preferred Agreement"), dated as of September 17, 1998, between the Company, the Purchasers and certain other investors listed on the signature page therein;

     WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to acquire from the Company, an aggregate of $5,000,000 principal amount of 5% Convertible Debentures due March 3, 2002 (the "Debentures"), in the form of Exhibit A annexed hereto, and warrants (the "Warrants") to purchase up to 2,500,000 of the Company's common stock, par value $.01 per share (the "Common Stock"), in the form of Exhibit B annexed hereto;

     WHEREAS, the Company acknowledges its obligation to issue to the Purchasers the Warrants issuable pursuant to the Convertible Preferred Agreement; and

     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form of Exhibit C attached hereto (the
"Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW THEREFORE, in consideration of the promises and mutual covenants and agreements hereinafter, the Company and the Purchasers hereby agree as follows:



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                                   ARTICLE I.

                PURCHASE AND SALE OF THE SECURITIES AND WARRANTS

     1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Company shall issue and sell to each Purchaser, and each Purchaser, severally and not jointly, shall purchase from the Company on the Closing Date (as defined below), the principal amount of Debentures and Warrants as set forth for such Purchaser on Schedule I.

     1.2 Closings.

     a. The Closing. The closing of the purchase and sale of the Debentures and Warrants (the "Closing") shall take place at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, or by transmission by facsimile and overnight courier, immediately following the execution hereof or such later date or different location as the parties shall agree, but not prior to the date that the conditions set forth in Section 4.1 have been satisfied or waived by the appropriate party (the "Closing Date"). At the Closing:

          (i) Each Purchaser shall deliver, as directed by the Company, its portion of the purchase price as set forth next to its name on Schedule I in United States dollars in immediately available funds to an account or accounts designated in writing by the Company;

          (ii) The Company shall deliver to each Purchaser a Debenture, in the form of Exhibit A hereto, representing the principal amount purchased by such Purchaser as set forth on Schedule I hereto;

          (iii) The Company shall deliver to each Purchaser a Warrant, in the form of Exhibit B hereto, representing the right to acquire the number of shares of Common Stock purchased by such Purchaser as set forth on Schedule I hereto;

          (iv) The Company shall deliver to each Purchaser the Warrants issuable by the Company to such Purchaser pursuant to the Convertible Preferred Agreement; and

          (iv) The parties shall execute and deliver each of the documents referred to in Section 4.1 hereof.


                                  ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

     2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to each of the
Purchasers:

          a. Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 2.1(a) or in the



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     Company's  Form 10-K for the year ended  December 31, 1998, the Company has no material subsidiaries (collectively, the "Subsidiaries"). Each of the Subsidiaries (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns the majority of such entity's capital stock or holds an equivalent equity or similar interest) is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of any of this Agreement or the Transaction Documents (as defined in Section 2.1(b)) or any of the transactions contemplated hereby or thereby, (y) have or result in a material adverse effect on the results of operations, assets, prospects, or financial condition of the Company and its Subsidiaries, taken as a whole or (z) impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of (x), (y) or (z), being a "Material Adverse Effect").

          b. Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Debenture, the Warrants and the Registration Rights Agreement (collectively, the "Transaction Documents"), and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement and the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further action is required by the Company, its Board of Directors or its stockholders. Each of this Agreement and the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms hereof will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in any material violation of any of the provisions of its respective certificate of incorporation, bylaws or other charter documents such that any right of a holder of the Debentures would be affected.

          c. Capitalization. As of the date hereof, the authorized capital stock of the Company is as set forth in Schedule 2.1(c). All of such outstanding shares of capital stock have been, or upon issuance will be, validly authorized and issued, fully paid and nonassessable and were issued in accordance with the registration or qualification provisions of the
     Securities Act, or pursuant to valid exemptions therefrom. Except as disclosed in Schedule 2.1(c), (i) no shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any Transaction Document, (ii) there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, or giving any Person (as defined below) any right to subscribe for or acquire, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the



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     Company  or  any of  its  Subsidiaries  is or may  become  bound  to  issue
     additional   shares  of  capital  stock  of  the  Company  or  any  of  its
     Subsidiaries or options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, (iii) there are no outstanding debt securities, (iv) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except the Registration Rights Agreement), (v) there are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries, (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the shares of Common Stock as described in this Agreement, (vii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement and (viii) except as specifically disclosed in the SEC Documents (as defined in Section 2.1(k) hereof), no Person (as defined below) or group of related Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement  with  or by  obligation  binding  upon  the  Company  beneficial ownership  of in  excess  of 5% of the  Common  Stock.  "Person"  means  an
     individual   or   corporation,    partnership,   trust,   incorporated   or
     unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          d. Authorization and Validity; Issuance of Shares. The shares of Common Stock issuable upon conversion of the Debentures and exercise of the Warrants (collectively, the "Underlying Shares") are and will at all times hereafter continue to be duly authorized and reserved for issuance and the shares of Common Stock issued upon conversion of the Debentures (the "Debenture Shares") and exercise of the Warrants (the "Warrant Shares") will be validly issued, fully paid and non-assessable, free and clear of all liens, encumbrances and Company rights of first refusal, other than liens and encumbrances created by the Purchasers (collectively, "Liens") and will not be subject to any preemptive or similar rights. The issuance by the Company of the Debentures, the Warrants and the Underlying Shares is exempt from registration under the Securities Act.

          e. No Conflicts. The execution, delivery and performance of this Agreement and each of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Underlying Shares) do not and will not (i) conflict with or violate any provision of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), the Company's Bylaws, as in effect on the date hereof (the "Bylaws") or other organizational documents of the Company or any of the Subsidiaries, (ii) subject to obtaining the consents referred to in Section 2.1(f), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument (evidencing a Company or Subsidiary debt or otherwise) to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including Federal and state securities laws and



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     regulations  and the  rules  and  regulations  of the  principal  market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries, or by which any material property or asset of the Company or any Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii), such conflicts, defaults, terminations, amendments, accelerations, cancellations violations as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

          f.  Consents  and  Approvals.  Except  as  specifically  set  forth on
     Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, regulatory or self regulatory agency, or other Person in connection with the execution, delivery and performance by the Company of this Agreement or the Transaction Documents, other than (i) the filing of a registration statement with the Commission, which shall be filed in accordance with and in the time periods set forth in the Registration Rights Agreement, (ii) the application(s) or any letter(s) acceptable to the New York Stock Exchange (the "NYSE") for the listing of the Underlying Shares with the NYSE (and with any other national securities exchange or market on which the Common Stock is then listed) and
     (iii) any filings, notices or registrations under applicable state securities laws (together with the consents, waivers, authorizations, orders, notices and filings referred to on Schedule 2.1(f), the "Required Approvals").

          g.  Litigation;  Proceedings.  Except  as  specifically  set  forth on
     Schedule 2.1(g), there is no action, suit, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or the Transaction Documents or (ii) could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

          h. No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of any indenture, loan or other credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body applicable to it which could reasonable be expected to, individually or in the aggregate, have a Material Adverse Effect, (iii) is in violation of any statute, rule or regulation of any governmental authority to which it is subject which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, ordinance, rule or regulation of any governmental entity, except where such violations have not resulted or could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in breach of any agreement where such breach, individually or in the aggregate, would have a Material Adverse Effect.

          i. Disclosure; Absence of Certain Changes. None of this Agreement, the Schedules to this Agreement, the Transaction Documents or any other written or formally presented information, report, financial statement, exhibit, schedule or document furnished by or on behalf of the Company in connection with the negotiation of the transactions contemplated



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     hereby  contained,  contains,  or will  contain at the time it was or is so furnished any untrue statement of a material fact or omitted, omits or will omit at such time to state any material fact necessary in order to make the statements made herein and therein, in light of the circumstances under which they were made, not misleading. Except as disclosed on Schedule 2.1(i) or in SEC Documents filed on EDGAR at least five business days prior to the date hereof, since December 31, 1998, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, liabilities or results of operations or, insofar as can reasonably be foreseen, prospects of the Company or the Subsidiaries.

          j. Private Offering. The Company and all Persons acting on its behalf have not made, directly or indirectly, and will not make, offers or sales of any securities or solicited any offers to buy any security under circumstances that would require registration of the Debentures, the Warrants or the Underlying Shares or the issuance of such securities under the Securities Act. The offer, sale and issuance of the Debentures, the Warrants and the Underlying Shares to the Purchasers will not be integrated with any other offer, sale and issuance of the Company's securities (past, current, or future) under the Securities Act or any regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated or for purposes of any stockholder approval provision applicable to the Company or its securities. Subject to the accuracy and completeness of the representations and warranties of the respective Purchasers contained in Section 2.2 hereof, the offer, sale and issuance by the Company to the Purchasers of the Debentures, the Warrants and the Underlying Shares is exempt from the registration requirements of the Securities Act.

          k. SEC Documents; Financial Statements. The Common Stock of the Company is registered pursuant to Section 12(b) of the Exchange Act. The Company has filed all reports required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act, including pursuant to Section 13, 14 or 15(d) thereof (the foregoing materials and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits to such documents) incorporated by reference therein being collectively referred to herein as the "SEC Documents"), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company or any Subsidiary is a party or to which the property or assets of the Company or any Subsidiary are subject and which are required to be filed as exhibits to the SEC Documents have been filed as exhibits to the SEC Documents as required and neither the Company nor any Subsidiary is in breach of any such agreement where such breach could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. As of their respective dates, the financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and



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     for the dates thereof and the results of operations  and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments. Since the date of the financial statements included in the Company's last filed Quarterly Report on Form 10-Q for the period ended December 31, 1998, there has been no event, occurrence or development that has had or to the Company's knowledge, as of the date of this Agreement, will have a Material Adverse Effect which has not been specifically disclosed in writing to the Purchasers by the Company. The Company last filed audited financial statements with the Commission on March 31, 1998, and has not received any comments from the Commission in respect thereof. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Purchasers or their agents or counsel with any
     material,   nonpublic  information.   The  Company  acknowledges  that  the
     Purchasers will be trading in the securities of the Company in reliance on the foregoing representation and warranty.

          l. Investment Company. The Company is not, and is not controlled by or under common control with an affiliate (an "Affiliate") of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          m. Broker's Fees. Except for fees payable to Brown Simpson Asset Management, LLC pursuant to Section 6.16 hereof, no fees or commissions or similar payments with respect to the transactions contemplated by this Agreement or the Transaction Documents have been paid or will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated by this Agreement. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 2.1(m) that may be due in connection with the transactions contemplated by this Agreement and the Transaction
     Documents. The Company shall indemnify and hold harmless each of the Purchasers, its employees, officers, directors, agents and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

          n. Form S-3 Eligibility. The Company is, and at the Closing Date will be, eligible to register securities (including the Underlying Shares) for resale with the Commission under Form S-3 (or any successor form) promulgated under the Securities Act.

          o. Listing and Maintenance Requirements Compliance. The principal market on which the Common Stock is currently traded is the NYSE. Except as disclosed on Schedule 2.1(o), the Company has not in the three years preceding the date hereof received notice (written or oral) from the NYSE (or any stock exchange, market or trading facility on which the Common Stock is or has been listed (or on which it has been quoted)) to the effect that the Company is not in compliance with the listing or maintenance requirements of such market or exchange. Except as disclosed on Schedule 2.1(o), the Company is not aware of any facts which would reasonably lead to delisting or suspension of the Common Stock by the NYSE. After giving effect to the transactions contemplated by this Agreement and the Transaction Documents, the Company believes that it will be in compliance with all such maintenance requirements.

          p. Intellectual Property Rights. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trademark applications, trade names and service marks, whether or not registered, and all patents, patent applications, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and intellectual



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     property rights  (collectively,  "Intellectual  Property Rights") which are necessary for use in connection with their respective businesses as now conducted and as described in the SEC Documents. Except as set forth on
     Schedule 2.1(p), none of the Company's Intellectual Property Rights have expired or terminated, or are expected to expire or terminate within two years from the date of this Agreement. Neither the Company nor any of its Subsidiaries has infringed or is infringing on any of the Intellectual Property Rights of any Person and, except as set forth on Schedule 2.1(p), there is no claim, action or proceeding which has been made or brought against, or to the Company's knowledge, is being made, brought or
     threatened  against,   the  Company  or  its  Subsidiaries   regarding  the
     infringement of any of the Intellectual Property Rights, and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing, except where any of the foregoing could not reasonably be expected have a Material Adverse Effect. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

          q. Registration Rights; Rights of Participation. Except as described on Schedule 2.1(q) hereto, (i) the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority which has not been satisfied and (ii) no Person, including, but not limited to, current or former stockholders of the Company, underwriters, brokers or agents, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement or any Transaction Document.

          r. Title. Except as disclosed on Schedule 2.1(r), the Company and the Subsidiaries have good and marketable title in fee simple to all real property and personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and, to the Company's knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and the Subsidiaries.

          s. Permits. The Company and the Subsidiaries possess all certificates, authorizations, licenses, easements, consents, approvals, orders and permits necessary to own, lease and operate their respective properties and to conduct their respective businesses as currently conducted except where the failure to possess such permits would not, individually or in the aggregate, have a Material Adverse Effect ("Material Permits"), and there is no proceeding pending, or, to the knowledge of the Company, threatened relating to the revocation, modification, suspension or cancellation of any Material Permit. To the Company's knowledge, neither the Company nor any of the Subsidiaries is in conflict with or default or violation of any Material Permit.

          t. Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverages as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its Subsidiaries, taken as a whole.

          u. Internal Accounting Controls. The Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          v. Tax Status; Firpta. Except as set forth on Schedule 2.1(v), the Company and each of the Subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith (which are set forth on Schedule 2.1(v) hereof), and has set aside on it books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not a "United States real property holding corporation" within the meaning of Section 847(c)(2) of the Internal Revenue Code of 1986, as amended.

          w. Transactions With Affiliates. Except as set forth on Schedule 2.1(w), and other than the grant of stock options and warrants disclosed on
     Schedule 2.1(c), none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          x. Application to Takeover Protection. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or the laws of the state of incorporation which is or could become applicable to the Purchasers or the Transaction Documents as a result of the transactions contemplated by this Agreement or the Transaction Documents. None of the transactions contemplated by this Agreement or the Transaction Documents, including the conversion of the Debentures and the exercise of the Warrants, will trigger any poison pill provisions of any of the Company's stockholders' rights or similar agreements.

          y. Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Debentures or the Warrants, other than the SEC Documents, the Schedules to this Agreement, any amendments and supplements thereto and the materials listed on Schedule 2.1(y), or (ii) solicited any offer to buy or sell the Debentures or the Warrants by means of any form of general solicitation or advertising. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf, has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Debentures or Warrants.

          z. Acknowledgement of Dilution. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Debenture Shares and Warrant Shares upon conversion of the Debenture or exercise of the Warrants (which dilution may be substantial under certain market conditions). The Company further acknowledges that its obligation to issue Debenture Shares and Warrant Shares upon conversion of the Debentures or exercise of the Warrants in accordance with this Agreement, the Debentures and the Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          aa. Acknowledgement Regarding Purchasers' Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchaser of the securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

     2.2  Representations  and  Warranties  of  the  Purchasers.   Each  of  the
Purchasers, severally and not jointly, hereby represents and warrants to the Company as follows:

          a. Organization; Authority. Such Purchaser is a company, a corporation or a limited partnership duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with the requisite power and authority, corporate or otherwise, to enter into and to consummate the transactions contemplated hereby and by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The purchase by such Purchaser of the Debentures and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and legally binding obligation of such Purchaser, enforceable against such Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

          b. Investment Intent. Such Purchaser is acquiring the Debentures and the Warrants for its own account and not with a present view to or for distributing or reselling the

     Debentures, the Warrants, the Debenture Shares or the Warrant Shares or any part thereof or interest therein in violation of the Securities Act;
     provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares for any minimum or other specific term and reserves the right to dispose of the Debentures at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act.

          c. Purchaser Status. At the time such Purchaser was offered the Debentures and the Warrants, and at the Closing Date, (i) it was and will be an "accredited investor" as defined in Rule 501 under the Securities Act and (ii) such Purchaser, either alone or together with its representatives, had and will have such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Debentures and the Warrants.

          d. Reliance. Such Purchaser understands and acknowledges that (i) the Debentures and the Warrants are being offered and sold to such Purchaser without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under
     Section 4(2) of the Securities Act or Regulation D promulgated thereunder and (ii) the availability of such exemption depends in part on, and the Company will rely upon the accuracy and truthfulness of, the representations set forth in this Section 2.2 and such Purchaser hereby consents to such reliance.

          e. Ability of Purchaser to Bear Risk of Investment. Such Purchaser is able to bear the economic risk of an investment in the Debentures and the Underlying Shares and, at the present time, is able to afford a complete loss of such investment.

          f. Information. Such Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Debentures and Warrants which have been requested by such Purchaser or its advisors. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigation conducted by such Purchaser or any of its advisors or representatives shall modify, amend or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 2.1 above or representations and warranties of the Company contained in any other transaction document.

          g. Convertible Preferred Agreement Warrants. The Purchasers acknowledge that they have not been delivered the warrants (the "Prior Warrants") issued pursuant to the Convertible Preferred Agreement. If the Purchasers do obtain the Prior Warrants, the Purchasers will return the Prior Warrants to the Company for destruction.


     The  Company   acknowledges   and  agrees  that  the  Purchasers   make  no
representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

                                  ARTICLE III.

                                OTHER AGREEMENTS

     3.1 Transfer Restrictions.

     a. If any Purchaser should decide to dispose of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares held by it, such Purchaser understands and agrees that it may do so only pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from the registration requirements of the Securities Act or Rule 144 promulgated under the Securities Act ("Rule 144"). The Company shall announce any material non-public information that it legally is required to announce on or prior to the Effectiveness Date (as defined in the Registration Rights Agreement) of the registration statement filed pursuant to the Registration Rights Agreement and shall not enter into any subsequent non-disclosure agreements that would prevent it from announcing an such information that otherwise legally could have been announced on or prior to the Effectiveness Date, unless confidential treatment for such information is granted by the Commission. In connection with any transfer of any Debentures, Warrants, Debenture Shares or Warrant Shares other than pursuant to an effective registration statement, Rule 144 or to the Company, the Company may require the transferor thereof to provide to the Company a written opinion of counsel experienced in the area of United States securities laws selected by the transferor, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that such transfer does not require registration of such transferred securities under the Securities Act; provided, however, that if the Debentures, Warrants, Debenture Shares or Warrant Shares may be sold pursuant to Rule 144(k), no written opinion of counsel shall be required from the Purchaser if such Purchaser provides reasonable assurances that such security can be sold pursuant to Rule 144(k). Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by any Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Transaction Documents. If a Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Warrants, the Debenture Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. Notwithstanding the foregoing or anything else contained herein to the contrary, the securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

     b. Each Purchaser agrees to the imprinting,  so long as is required by this
Section 3.1(b), of the following legend on the Debentures, the Warrants, the Debenture Shares and the Warrant Shares:

     THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     Neither the Debentures, the Warrants, the Debenture Shares, nor the Warrant Shares shall contain the legend set forth above (or any other legend) (i) at any time while a registration statement is effective under the Securities Act covering such security, (ii) if in the written opinion of counsel to the Company experienced in the area of United States securities laws such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or
(iii) if such Debentures, Warrants, Debenture Shares or Warrant Shares may be sold pursuant to Rule 144. The Company agrees that it will provide each Purchaser, upon request, with a certificate or certificates representing Debentures, Warrants, Debenture Shares or Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. If such certificate or certificates had previously been issued with such a legend or any other legend, the Company shall, upon request, receive such certificate or certificates free of any legend.

     3.2 Stop Transfer Instruction. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions on transfer set forth in Section 3.1.

     3.3  Furnishing  of  Information.   As  long  as  any  Purchaser  owns  the
Debentures, the Warrants, the Debenture Shares or the Warrant Shares, the Company will cause the Common Stock to continue at all times to be registered under Section 12 of the Exchange Act, will timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13, 14 or 15(d) of the Exchange Act and promptly furnish, but in no event later than two (2) business days after the filing thereof with the Commission, the Purchasers with true and complete copies of all such filings, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such reporting and filing obligations. As long as any Purchaser owns the Debentures, the Warrants, the Debenture Shares or the Warrant Shares, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares may reasonably request, all to the extent required from time to time to enable such Person to sell the Debentures, the Warrants, the
Debenture Shares, or the Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by

Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in Section 3.1(b). Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     3.4 Blue Sky Laws. In accordance with the Registration Rights Agreement, the Company shall (i) qualify the Debenture Shares and the Warrant Shares under the securities or "blue sky" laws of such jurisdictions as the Purchasers may request (or to obtain an exemption from such qualification), (ii) shall provide evidence of any such action so taken to each Purchaser on or prior to the Closing Date and (iii) shall continue such qualification at all times through the resale of all Debenture Shares or Warrant Shares, but in any event not past the fourth anniversary of the Closing Date.

     3.5 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares in a manner that would require the registration under the Securities Act of the sale of the Debentures, the Warrants, the Debenture Shares or the Warrant Shares to any Purchaser or cause the offering of such securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

     3.6 Listing and Reservation of Debenture Shares and Warrant Shares.

     a. The Company shall (i) not later than three (3) business days after the Closing Date prepare and file with the NYSE (as well as any other national securities exchange or market on which the Common Stock is then listed) an additional shares listing application or a letter acceptable to the NYSE covering and listing a number of shares of Common Stock which is at least equal to 120% of the maximum number of Underlying Shares then issuable, assuming that the payment of all future dividends on such shares then outstanding were made in shares of Common Stock, (ii) take all steps necessary to cause the Underlying Shares to be approved for listing on the NYSE (as well as on any other national securities exchange or market on which the Common Stock is then listed) as soon as possible thereafter, (iii) maintain, so long as any other shares of Common Stock shall be so listed, such listing of all such Underlying Shares, and (iv) provide to the Purchasers evidence of such listing. Neither the Company nor any of its Subsidiaries shall take any action which may result in the delisting or suspension of the Common Stock on the NYSE. The Company shall promptly provide to each Purchaser copies of any notices it receives from the NYSE regarding the continued eligibility of the Common Stock for listing on such automated quotation system, so long as such notice does not include material, nonpublic information. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.6(a).

     b. The Company at all times shall reserve a sufficient number of shares of its authorized but unissued Common Stock to provide for 120% of the full conversion of the outstanding Debentures (including the payment of all dividends thereon) and exercise of the outstanding Warrants. Shares of Common Stock reserved for issuance upon conversion of the Debentures and the exercise of the Warrants shall be allocated pro rata to each of the Purchasers in accordance with the amount of Debentures and Warrants issued and delivered to such Purchaser at the Closing. If at any time the number of shares of Common Stock authorized and reserved for issuance is insufficient to cover 120% of the number of Debenture Shares and Warrant Shares issued and issuable upon conversion of the Debentures and exercise of the Warrants (based on the Conversion Price (as defined in the Debenture) of the Debentures in effect from time to time and the Exercise Price (as defined in the Warrants) of the Warrants in effect from time to time) without regard to any limitation on conversions or exercises, the Company will promptly take all corporate action necessary to authorize and reserve 120% of such shares pursuant to Section 3(b) of the Registration Statement, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under this Section 3.6(b), in the case of an insufficient number of authorized shares, and using its best efforts to obtain stockholder approval of an increase in such authorized number of shares.

     3.7 Notice of Breaches.

     a. The Company and each Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in this Agreement or in the Transaction Documents, as well as any events or occurrences arising after the date hereof and prior to the Closing Date, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained herein to be incorrect or breached as of the Closing Date provided such notice will not constitute material non-public information. However, no disclosure by either party pursuant to this Section 3.7 shall be deemed to cure any breach of any representation, warranty or other agreement contained herein or in the Transaction Documents.

     b. Notwithstanding the generality of Section 3.7(a), the Company shall promptly notify, provided such notification will not constitute material non-public information, each Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company or any Subsidiary to the effect that the consummation of the transactions contemplated hereby and by the Registration Rights Agreement violates or would violate any written agreement or understanding between such lender and the Company or any Subsidiary, and the Company shall promptly furnish by facsimile to the Purchasers a copy of any written statement in support of or relating to such claim or notice.

     c. The default by any Purchaser of any of its obligations, representations or warranties under this Agreement or the Transaction Documents shall not be imputed to, and shall have no effect upon, any other Purchaser or affect the Company's obligations under this Agreement or any Transaction Document to any non-defaulting Purchaser.

     3.8 Form D. The Company agrees to file a Form D with respect to the Debentures and Warrants as required by Rule 506 under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing.

     3.9 Right of First Refusal; Subsequent Registrations. The Company shall not, directly or indirectly, without the prior written consent of the Purchasers, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire Common Stock at any time over the life of the security or instrument at a price that is less than the closing bid price of the Common Stock at the time of issuance of such security or instrument (a "Subsequent Placement") for a period of six (6) months after the Closing Date, except (i) the granting of options or warrants to employees, officers, directors and consultants of the Company, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company or under any other compensatory arrangement between the Company and any employee, officer, director or consultant, or the issuance of shares pursuant to any compensatory warrants issued to any of the foregoing, (ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2.1(c), and (iii) shares of Common Stock issued upon conversion of Preferred Shares, unless (A) the Company delivers to each Purchaser a written notice (the "Subsequent Placement Notice") of its intention to effect such Subsequent Placement, which Subsequent Placement Notice shall describe in reasonable detail the proposed terms of such Subsequent Placement the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Placement shall be effected, and attached to which shall be a term sheet or similar document relating thereto and (B) no Purchaser shall have notified the Company by 5:00 p.m. (New York time) on the third (3rd) Trading Date after its receipt of the Subsequent Placement Notice of its willingness to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Placement Notice. If no Purchaser shall notify the Company of its intention to provide the entire financing as proposed in the Subsequent Placement Notice within such time period, the Company may effect the Subsequent Placement substantially upon the terms and to the Person (or Affiliates of such Persons) set forth in the Subsequent Placement Notice; provided, that the Company shall provide each Purchaser with a second Subsequent Placement Notice, and the Purchasers shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Placement subject to the initial Subsequent Placement Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Placement Notice within thirty (30) Trading Days after the date of the initial Subsequent Placement Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Placement Notice. If the Purchasers shall indicate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Purchaser shall be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount equal to such Purchaser's pro rata portion of the Debentures purchased by the Purchasers under this Agreement at the Closing.

     3.10 Use of Proceeds. The Company shall use the proceeds from the sale of the Debentures and the exercise of the Warrants for the redemption of the existing Preferred Stock (as defined in the Convertible Preferred Agreement) and the payment of fees associated therein, and for working capital and general corporate purposes and not for the satisfaction of any portion of Company borrowings outside the normal course of business or to redeem Company equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby, the Company will invest such proceed in interest bearing securities.

     3.11 Transactions with Affiliates. So long as any Debentures or Warrants are outstanding, the Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors or persons who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates or any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a

"Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a Person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes of this section only means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "Controls" for purposes of this section means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

     3.12 Transfer Agent Instructions. At the Closing the Company shall issue irrevocable instructions to its transfer agent (and shall issue to any subsequent transfer agent as required), to issue certificates, registered in the name of each such Purchaser or its respective nominee(s), for the Debenture Shares and/or the Warrant Shares in such amounts as specified from time to time by each Purchaser to the Company in a form acceptable to such Purchasers (the "Irrevocable Transfer Agent Instructions"). So long as required pursuant to
Section 3.1(b), all such certificates shall bear the restrictive legend specified in Section 3.1(b) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.12, and stop transfer instructions to give effect to Section
3.1 hereof (in the case of the Debenture Shares and the Warrant Shares, prior to registration of the Debenture Shares under the Securities Act) will be given by the Company to its transfer agent and that the Debentures, the Warrants, the Debenture Shares and the Warrant Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Transaction Documents. If a Purchaser provides the Company with an opinion of counsel, the form and substance of which opinion shall be customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Debentures, the Debenture Shares, the Warrants and the Warrant Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that the Warrants, the Debenture Shares and the Warrant Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Debenture Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchasers by violating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.12 will be inadequate and agrees, in the event of a beach or threatened breach by the Company of the provisions of this Section 3.12, that the Purchasers, shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     3.13  Press  Release;  Filing of Form 8-K.  Subject  to the  provisions  of
Section 6.10 hereof, prior to the opening of the NYSE on March 5, 1999, the Company shall file a press release in form and substance acceptable to the Purchasers. On or before the 15th business day following the Closing Date, the Company shall file a Form 8-K with the Commission describing the terms of the transaction contemplated by this Agreement and the Transaction Documents in the form required by the Exchange Act.

     3.14 Financial Information. The Company agrees to send the following to each Purchaser during the Registration Period: (i) within three (3) business days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments (other than on Form S-8) filed pursuant to the Securities Act, (ii) on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders.

     3.15 Ordinary Course Brokerage and Trading. Subject to compliance with all applicable securities laws and NYSE regulations, no Purchaser shall be prohibited from engaging in its ordinary course brokerage and trading activities in respect of the Company's Common Stock.

     3.16 Best Efforts. Each of the parties hereto shall use its commercially reasonable best efforts to satisfy each of the conditions to be satisfied by it as provided in Article IV of this Agreement.

     3.17 Corporate Existence.

     a. Until such time as all of the Purchasers provide the Company with written notice that they do not beneficially own any Debentures or Warrants, the Company shall maintain its corporate existence and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose common stock is listed for trading on the NYSE, the NASDAQ or the American Stock Exchange.

     b. If the Company  effects a reverse  stock split at any time within twelve
(12) months of the Closing Date, the Conversion Price (as defined in the Debenture) of the Debenture and the Exercise Price (as defined in the Warrant) in effect immediately prior to such reverse stock split shall remain in effect immediately after giving effect to such reverse stock split.

     3.18 Subsequent Registrations. Other than Underlying Shares and other Registrable Securities (as defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, the Company shall not, for a period of not less than 90 Trading Days after the date that the Registration Statement is declared effective by the Commission, without the prior written consent of two-thirds of the Purchasers, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities unless such issuance or sale is equal to or at a premium to the Per Share Market Price (as defined in the Registration Rights Agreement) on the date such issuance or sale,
(ii) register for resale any securities of the Company or (iii) have a registration statement declared effective covering an issuance by the

Company of any of its securities. Any days that any Purchaser is unable to sell Underlying Shares under an Registration Statement shall be added to such 90 Trading Day period for the purposes of (i), (ii) and (iii) above.

     3.19 Certain Agreements. As long as any Purchaser owns Debentures, the Company shall not and shall cause the Subsidiaries not to, without the consent of each of the Purchasers (i) amend its articles of incorporation, bylaws or other charter documents so as to adversely affect any rights of any Purchaser,
(ii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock except as permitted under the Debenture and as would not adversely affect the rights of any Purchaser hereunder or under the Debenture, (iii) repay, repurchase or offer to repay, repurchase or otherwise acquire or pay dividends or make distributions on shares of its Common Stock in any manner, (iv) issue any series of preferred stock or other securities with rights senior (in respect of liquidations, dividends, preferences and similar rights) to those of the Debentures, or (v) enter into nay agreement with respect to the foregoing.

     3.20 No Violation of Applicable Law. Notwithstanding any provision of this Agreement to the contrary, if the redemption of the Underlying Shares otherwise required under this Agreement or any Transaction Document would be prohibited by the relevant provisions of the Business Corporation law of the State of Indiana, such redemption shall be effected as soon as it is permitted under such law; provided, however, that from the fifth (5th) day after such redemption notice until such redemption price is paid in full, interest on any such unpaid amount shall accrue and be payable at the rate of 15% per annum, in accordance with the applicable Debenture.

     3.21 Material Information. The Company confirms that it will not provide the Purchasers or their agents or counsel with any information that constitutes or might constitute material non-public information without the prior consent of the Purchasers, their agents or their counsel. The Company further covenants that any information provided by the Company to the Purchasers, their agents or their counsel which could be deemed to constitute material non-public information, will cease to be material non-public information (either through disclosure by the Company or otherwise) by April 15, 1999.

     3.22 Seniority. The Debentures shall be subordinate to any future debt incurred by the Company, but shall rank pari passu to any future convertible debt incurred by the Company.


                                  ARTICLE IV.

                                   CONDITIONS

     4.1 Closing Conditions.

     a. Conditions Precedent to the Obligation of the Company to Sell. The obligation of the Company to sell the Debentures and the Warrants hereunder is subject to the satisfaction or waiver (with prior written notice to each Purchaser) by the Company, at or before the Closing, of each of the following conditions:

          (i) Accuracy of the Purchasers' Representations and Warranties. The representations and warranties of each Purchaser in this Agreement shall be true and correct in all material respects as of the date when made (except for representations and warranties that speak as of a specific date) and as of the Closing Date;

          (ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing; and

          (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Transaction Documents.

     b. Conditions Precedent to the Obligation of the Purchasers to Purchase. The obligation of each Purchaser hereunder to acquire and pay for the Debentures and Warrants is subject to the satisfaction or waiver (with prior written notice to the Company and each other Purchaser) by such Purchaser, at or before the Closing, of each of the following conditions:

          (i) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company set forth in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date);

          (ii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing;

          (iii) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement and the Transaction Documents;

          (iv) No Suspensions of Trading in Common Stock. The trading in the Common Stock shall not have been suspended by the Commission or on the NYSE which suspension shall remain in effect;

          (v) Listing of Common Stock. The Common Stock shall have been at all times since the date hereof, and on the Closing Date shall be, listed for trading on the NYSE;

          (vi) Required Approvals. All Required Approvals shall have been obtained and copies thereof delivered to such Purchaser;

          (vii) Shares of Common Stock. The Company shall have duly reserved the number of Underlying Shares required by this Agreement and the Transaction Documents to be reserved for issuance upon conversion of the Debentures and the exercise of the Warrants;

          (viii) Change of Control. No Change of Control shall have occurred between the date hereof and the Closing Date. "Change of Control" means the occurrence of any of (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act), other than the Purchasers or any of their Affiliates, of in excess of 50% of the voting securities of the Company, (ii) a replacement of more than one-half of the members of the Company's Board of Directors which is not approved by those individuals who are members of the Board of Directors on the date hereof in one or a series of related transactions, (iii) the merger of the Company with or into another entity, (iv) consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions or (v) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i), (ii), (iii) or (iv);

          (ix) Transfer Agent Instructions. The Irrevocable Transfer Agent Instructions, in a form acceptable to the Purchasers, shall have been delivered to and acknowledged in writing by the Company's transfer agent with a copy forwarded to each Purchaser;

          (x) Resolutions. The Board of Directors of the Company shall have adopted resolutions consistent with Section 2.1(b) and in a form reasonably acceptable to each Purchaser (the "Resolutions");

          (xi)   Litigation.   No  litigation  shall  have  been  instituted  or
     threatened against the Company which could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect;

          (xii) Adverse Changes. Since the date of the financial statements included in the Company's Quarterly Report on Form 10-Q or Annual Report on Form 10-K, whichever is more recent, last filed prior to the date of this Agreement, no event which had a Material Adverse Effect shall have occurred which is not disclosed in the Schedules hereto (for purposes hereof, changes in the market price of the Common Stock may be considered in determining whether there has occurred an event which has had a Material Adverse Effect); and

          (xiii) Promethean Redemption. The Closing shall occur simultaneously with the redemption by the Company of the shares of Preferred Stock (as defined in the Convertible Preferred Agreement) issued to Heracles Fund Ltd. and Themis Partners, L.P. pursuant to the Convertible Preferred Agreement.

     c. Documents and Certificates. At the Closing, the Company shall have delivered to the Purchasers the following in form and substance reasonably satisfactory to the Purchasers:

          (i) Opinion. An opinion of the Company's legal counsel in the form attached hereto as Exhibit D dated as of the Closing Date;

          (ii) Debenture. A Debenture(s) representing the principal amount of Debentures purchased by such Purchaser as set forth next to such
     Purchaser's name on Schedule I, registered in the name of such Purchaser, each in form satisfactory to the Purchaser;

          (iii) Warrant. A Warrant(s) representing the Warrants purchased by such Purchaser as set forth next to such Purchaser's name on Schedule I, registered in the name of such Purchaser;

          (iv)  Registration   Rights.  The  Company  shall  have  executed  and
     delivered the Registration Rights Agreement;

          (v) Officer's Certificate. An Officer's Certificate dated the Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the Closing Date;

          (vi) Secretary's Certificate. A Secretary's Certificate dated the Closing Date and signed by the Secretary or Assistant Secretary of the Company certifying (A) that attached thereto is a true and complete copy of the Certificate of Incorporation of the Company, as in effect on the Closing Date, (B) that attached thereto is a true and complete copy of the by-laws of the Company, as in effect on the Closing Date and (C) that attached thereto is a true and complete copy of the Resolutions duly adopted by the Board of Directors of the Company authorizing the execution, delivery and performance of this Agreement and of the Transaction Documents, and that such Resolutions have not been modified, rescinded or revoked;

          (vii) Certificates of Incorporation. The Company shall have delivered to each of the Purchasers a copy of a certificate evidencing the incorporation and good standing of the Company and each Subsidiary, in such corporation's state of incorporation issued by the Secretary of State of such state of incorporation as of a date within ten days of the Closing Date. The Company shall have delivered to each of the Purchasers a copy of its Certificate of Incorporation as certified by the Secretary of State of the State of Indiana within ten days of the Closing Date;

          (viii) Transfer Agent Letter. The Company shall have delivered to each Purchaser a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five days of the Closing Date; and

          (ix) Other Documents. The Company shall have delivered to each Purchaser such other documents relating to the transactions contemplated by the Transaction Documents as the Purchasers or its counsel may reasonably request.


                                   ARTICLE V.

                                 INDEMNIFICATION

     5.1 Indemnification. Except to the extent that matters which could be covered by this Section 5 are covered by Section 5 of the Registration Rights Agreement, in consideration of the Purchasers execution and delivery of this Agreement and the Transaction Documents and acquiring the Debentures, Debenture Shares, Warrants and Warrant Shares thereunder and in addition to all of the Company's other obligations under this Agreement and the Transaction Documents, the Company agrees that, in the event that any Purchaser, other than by reason of its gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any person, including shareholders of the Company, in connection with or as a result of (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Purchaser and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, the Company will reimburse such Purchaser for its legal and other actual out-of-pocket expenses (including the cost of any investigation and preparation) incurred in connection therewith. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliate of the Purchasers and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Purchasers and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Purchasers and any such affiliate and any such person. The Company also agrees that neither the Purchasers or any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of the Transaction Documents except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of such Purchaser or entity in connection with the transactions contemplated by this Agreement.


                                  ARTICLE VI.

                                  MISCELLANEOUS

     6.1 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto and the Transaction Documents contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

     6.2 Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party (if received by 7:00 p.m. EST where such notice is received) or the first business day following such delivery (if received after 7:00 p.m. EST where such notice is received); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Signal Apparel Company, Inc.
                  200A Manufactures Road

                  Chattanooga, Tennessee  37405
                  Attn:  President & General Counsel
                  Telephone:  (423) 266-2175
                  Facsimile:  (423) 752-2040

                  and:

                  500th Seventh Avenue, 7th Floor
                  New York, New York  10019
                  Attn:  President & General Counsel
                  Telephone:  (212) 944-7117
                  Facsimile:  (212) 944-7667

            With a copy to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  919 Third Avenue
                  New York, New York  10022
                  Telephone:  (212) 735-3000
                  Facsimile:  (212) 735-2000
                  Attention:  Robert A. Copen

            If to Brown Simpson Strategic Growth Fund, Ltd. to:

                  152 West 57th Street, 40th Floor
                  New York, New York  10029
                  Telephone:  (212) 247-8200
                  Facsimile:   (212) 247-1329
                  Attention:  Paul Gustus

            If to Brown Simpson Strategic Growth Fund, L.P. to:

                  152 West 57th Street, 40th Floor
                  New York, New York  10029
                  Telephone:  (212) 247-8200
                  Facsimile:   (212) 247-1329
                  Attention:  Paul Gustus


            With a copy to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  590 Madison Avenue
                  New York, New York  10022
                  Telephone:  (212) 872-1000
                  Facsimile:  (212) 872-1002
                  Attention:  James Kaye

     Each party shall provide written notice to the other party of any change in address or facsimile number in accordance with the provisions hereof.

     6.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and each of the Purchasers or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter. Notwithstanding the foregoing, no such amendment shall be effective to the extent that it applies to less than all of the holders of the Debentures outstanding. The Company shall not offer or pay any consideration to a Purchaser for consenting to such an amendment or waiver unless the same consideration is offered to each Purchaser and the same consideration is paid to each Purchaser which consents to such amendment or waiver.

     6.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     6.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each of the Purchasers. The Purchasers may assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company, provided, that any assignees must make the representations and warranties set forth in Section 2.2 and otherwise comply with the terms of this Agreement otherwise applicable to its assignor. This provision shall not limit a Purchaser's right to transfer securities in accordance with all of the terms of this Agreement or the Transaction Documents.

     6.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     6.7 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER

OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     6.8 Survival. The representations and warranties of the Company and the Purchasers contained in Sections 2.1 and 2.2, the agreements and covenants set forth in Section 3, and the indemnification provisions set forth in Section 5, shall survive the Closing and any conversion of the Debentures or exercise of the Warrants regardless of any investigation made by or on behalf of the such Purchaser or by or on behalf of the Company, except that, in the case of representations and warranties such survival shall be limited to the period of six (6) years following the Closing Date on which they were made or deemed to have been made (other than with respect to any claim by a third party against the party to this Agreement who seeks to assert a claim based on such representations and warranties). This section shall have no effect on the survival of the indemnification provisions of the Registration Rights Agreement.

     6.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     6.10 Publicity. The Company and the Purchasers shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. The Company shall not publicly or otherwise disclose the names of any of the Purchasers without each such Purchaser's prior written consent. The Purchasers and their affiliated companies shall, without further cost, have the right to use in its advertising, marketing or other similar materials all or parts of the Company's press releases that focus on the Transaction forming the subject matter of this Agreement or which make reference to the Transaction. The Purchasers understand that this grant by the Company only waives objections that the Company might have to the use of such materials by the Purchasers and in no way constitutes a representation by the Company that references in such materials to the activities of third-parties have been cleared or constitute a fair use.

     6.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     6.12 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchasers will be entitled to specific performance of the obligations of the Company under this Agreement or the Transaction Documents without the showing of economic loss and without any bond or other security being required. Each of the Company and the Purchasers (severally and not jointly) agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     6.13 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder is several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

     6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchasers hereunder or pursuant to the Transaction Documents or the Purchasers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     6.15 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     6.16 Fees and Expenses. Except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided, however, that the Company shall pay to Brown Simpson Asset Management $50,000, of which $25,000 shall have been paid upon the execution of the term sheet and $25,000 shall be paid upon the execution of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debenture Shares and the Warrant Shares pursuant hereto.


                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                    SIGNAL APPAREL COMPANY, INC.



                                    By:    /s/ Howard Weinberg
                                       ------------------------------
                                    Name:  Howard Weinberg
                                    Title: Chief Financial Officer

                                    BROWN SIMPSON STRATEGIC
                                    GROWTH FUND, LTD.

                                    By:  Brown Simpson Asset Management, LLC



                                    By:    /s/ Evan Levine
                                       ------------------------------
                                    Name:  Evan Levine
                                    Title: Principal



                                    BROWN SIMPSON STRATEGIC
                                    GROWTH FUND, L.P.

                                    By:  Brown Simpson Capital, LLC
                                         its general partner

                                    By:    /s/ Evan Levine
                                       ------------------------------
                                    Name:  Evan Levine
                                    Title: Principal




                                       2